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                                 EXHIBIT 10.28
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                              Amendment to Lease
                                    between
Ropir Communications, a division of Ropir Industries, Inc. and Call Points, Inc.
                                     with original term beginning May 1, 1995


     As of November 12, 1997, the Lessor, Lessee and Assignee agree to the terms and provisions set forth herein:

1. All terms shall have the meaning set forth in the Lease, unless otherwise indicated. The parties hereto ratify and confirm the terms of the existing lease, expect as may be amended by this amendment. This amendment shall be effective as of the Effective Time (as defined in the Agreement).

2. Lessee has entered into an Agreement with Call Points Acquisition Corporation (the "Assignee) dated October 17, 1997 (the "Agreement") relating to the purchase of certain assets of Call Points, Inc.

3. Lessor makes and confirms to Assignee and Lessee as of the date hereof, that Lessor is the owner of the Leased Premises and that the following facts as to said lease are true and correct.

     a.   The lease is in full force and effect and Lessee is not in default.

     b. The next rental payment is due on November 1, 1997, and is in the amount of $5,400.

     c.   Lessee is not in arrears in payment of rent.

     d. The aforesaid lease has not been modified, altered or amended except as set forth in this amendment.

     e. Other than the obligations contained in said lease as it maybe amended by this amendment (the "Lease Obligations"), Lessee has executed no promissory note, security agreement, purchase agreement running in favor of Lessor.

     f.   Lessee is not in default on the Lease Obligations.
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4.   The Lessor, Lessee and Assignee agree that the existing lease is amended as follows:

     a. That the Lessor or Assignee may terminate the lease upon sixty (60) days written notice to the Assignee or Lessor, as the case maybe.

     b. That Lessor shall have Six (6) Months to remove miscellaneous equipment and records stored in the rear warehouse portion of the leased premises.

5. Lessor consents to the assignment by Call Points to Call Points Acquisition Corporation of the lease and the assumption by Call Points Acquisition Corporation of the Lease Obligations.

6. Assignee as of the closing date set forth in the Agreement does hereby assume the Lease Obligations.

7.   Lessor does hereby release Call Points from the Lease Obligations.


ROPIR INDUSTRIES, INC.         CALL POINTS ACQUISITION
                               CORPORATION


By: \s\Billie Pirnie          By:\s\Glenn D. Bolduc
   -----------------------        --------------------------
       Its President                Its President

Date:                         Date:
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CALL POINTS, INC.

By: \s\Billie Pirnie
    ----------------------
       Its President

Date:
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